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                                                                   EXHIBIT 10.39

                             SUBORDINATION AGREEMENT


     THIS SUBORDINATION AGREEMENT (this "SUBORDINATION AGREEMENT") is made as of the 22nd day of July, 1999, by and among AMERICAN NATIONAL CAN GROUP, INC., a Delaware corporation (the "Borrower"), PECHINEY NORTH AMERICA, INC., a Delaware corporation, and AMERICAN NATIONAL CAN COMPANY, a Delaware corporation (collectively, the "INITIAL GRANTORS" and along with each other Subsidiary of the Borrower which become parties to this Subordination Agreement by executing an Addendum hereto in the form attached as Annex I, the "GRANTORS") in favor of the Agent, for the ratable benefit of the holders of Facility Obligations from time to time (each a "HOLDER OF OBLIGATIONS", including (i) each Lender in respect of its Advances, (ii) the Agent and the Lenders in respect of all other present and future obligations and liabilities of the Borrower or any of the Guarantors of every type and description arising under or in connection with the Facility Agreements or any other Facility Loan Document, (iii) each Indemnitee in respect of the obligations and liabilities of the Borrower or any of its Subsidiaries to such Person hereunder or under the other Facility Loan Documents, and (iv) their respective successors, transferees and assigns);

                                   WITNESSETH:

     WHEREAS, AMERICAN NATIONAL CAN GROUP, INC., a Delaware corporation (the "BORROWER"), Windmill Funding Corporation ("WINDMILL"), and ABN AMRO BANK N.V., in its individual capacity as a Lender and in its capacity as agent (the "AGENT") for itself and the other Lenders have entered into (i) a certain 5-Year Finance Facility Agreement dated as of July 22, 1999 (as the same may be amended, modified, supplemented and/or restated, and as in effect from time to time, the "5-YEAR FACILITY AGREEMENT") and (ii) a certain 364-Day Finance Facility Agreement dated as of July 22, 1999 (as the same may be amended, restated, supplemented or otherwise modified, and as in effect from time to time, the "364-DAY FACILITY AGREEMENT", and, together with the 5-Year Facility Agreement, the "FACILITY AGREEMENTS"), providing, subject to the terms and conditions thereof, for extensions of credit and other financial accommodations to be made by the Lenders to the Borrower;

     WHEREAS, it is a condition precedent to the initial extensions of credit by the Lenders under each of the Facility Agreements that each of the Grantors execute and deliver this Subordination Agreement; and

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:



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     SECTION l. Definitions. Terms defined in the Facility Agreements and not otherwise defined herein have, as used herein, the respective meanings provided for therein. For purposes of this Subordination Agreement, "5-YEAR CLO LENDERS" shall mean all of the Lenders under the 5- Year Facility Agreement, and "364-DAY CLO LENDERS" shall mean all of the Lenders under the 364- Day Facility Agreement. "LENDERS" shall mean, collectively, all of the 5-Year CLO Lenders and all of the 364-Day CLO Lenders.

     SECTION 2. Representations, Warranties and Covenants. Each of the Grantors represents and warrants (which representations and warranties shall be deemed with respect to each such Grantor to have been renewed at the time of the making, conversion or continuation of any Advance and on the Conversion Date, provided at such time such Grantor is a creditor of the Borrower or any Guarantor) that:

          (a) It is a corporation, limited liability company, partnership or other commercial entity duly incorporated or formed, validly existing and in good standing under the laws of its jurisdiction of incorporation or formation and has all requisite authority to conduct its business as a foreign Person in each jurisdiction in which its business is conducted, except where the failure to have such requisite authority would not have a material adverse effect upon
(a) the business, condition (financial or otherwise), operations, performance, properties or prospects of American National Can Company, the Borrower, or the Borrower and its Subsidiaries, taken as a whole, (b) the collective ability of the Borrower or any of its Subsidiaries to perform their respective obligations under the Facility Loan Documents in any material respect, or (c) the ability of the Lenders or the Agent to enforce in any material respect the Facility Obligations ("MATERIAL ADVERSE EFFECT").

          (b) It has the power and authority and legal right to execute and deliver this Subordination Agreement and to perform its obligations hereunder. The execution and delivery by it of this Subordination Agreement and the performance by it of its obligations hereunder have been duly authorized by proper proceedings, and this Subordination Agreement constitutes a legal, valid and binding obligation of such Grantor, enforceable against such Grantor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in equity or at law).

          (c) Neither the execution and delivery by it of this Subordination Agreement, nor the consummation by it of the transactions herein contemplated, nor compliance by it with the terms and provisions hereof, will violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on it or its certificate or articles of incorporation or by-laws, limited liability company or partnership agreement (as applicable) or the provisions of any indenture, instrument or material agreement to which it is a party or is subject, or by which it, or its property, is bound, or conflict with or constitute a default thereunder, or result in the creation or imposition of any Lien in, of or on its property pursuant to the terms of any such indenture, instrument or material agreement. No order, consent, approval, license, authorization, or validation of, or filing, recording or


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registration with, or exemption by, any governmental authority that has not been made, obtained or given, or which, if not made, obtained or given, individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect, is required to authorize, or is required in connection with the execution, delivery and performance by it of this Subordination Agreement.

          In addition to the foregoing, each of the Grantors covenants that, so long as any Lender has any Commitment outstanding under either of the Facility Agreements or any amount payable under the Facility Agreements or any other Facility Obligations shall remain unpaid, it will fully comply with those covenants and agreements of the Borrower applicable to each of the Grantors set forth in each of the Facility Agreements.

     SECTION 3. Subordination of Intercompany Indebtedness. Each of the Grantors agrees that any and all claims of such Grantor against either the Borrower or any other Grantor hereunder (each an "OBLIGOR"), any endorser or obligor of all or any part of the Facility Obligations, or against any of its properties shall be subordinate and subject in right of payment to the prior payment, in full and in cash, of all Facility Obligations; provided, that, and not in contravention of the foregoing and notwithstanding any other provision of this Agreement, so long as no Event of Default or Unmatured Event of Default has occurred and is continuing such Grantor may make loans to and receive payments in the ordinary course with respect to any "Intercompany Indebtedness" (as defined below) to the extent permitted by the terms of the Facility Agreements and the other Facility Loan Documents. Notwithstanding any right of any Grantor to ask, demand, sue for, take or receive any payment from any Obligor, all rights, liens and security interests of such Grantor, whether now or hereafter arising and howsoever existing, in any assets of any other Obligor shall be and are subordinated to the rights of the Holders of Obligations and the Agent in those assets. No Grantor shall have any right to possession of any such asset or to foreclose upon any such asset, whether by judicial action or otherwise, unless and until all of the Facility Obligations (other than contingent indemnity obligations) shall have been fully paid and satisfied (in cash) and all financing arrangements pursuant to any Facility Loan Document among the Borrower and the Holders of Obligations have been terminated. If all or any part of the assets of any Obligor, or the proceeds thereof, are subject to any distribution, division or application to the creditors of such Obligor, whether partial or complete, voluntary or involuntary, and whether by reason of liquidation, bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding, or if the business of any such Obligor is dissolved or if substantially all of the assets of any such Obligor are sold, then, and in any such event, any payment or distribution of any kind or character, either in cash, securities or other property, which shall be payable or deliverable upon or with respect to any indebtedness of any Obligor to any Grantor ("INTERCOMPANY INDEBTEDNESS") shall be paid or delivered directly to the Agent for application on any of the Facility Obligations, due or to become due, until such Facility Obligations (other than contingent indemnity obligations) shall have first been fully paid and satisfied (in cash). Each Grantor irrevocably authorizes and empowers the Agent to demand, sue for, collect and receive every such payment or distribution and give acquittance therefor and to make and present for and on behalf of such Grantor such proofs of claim and take such other action, in the Agent's own name or in the name of such Grantor or otherwise, as


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the Agent may deem necessary or advisable for the enforcement of this Section 3.
The Agent may vote such proofs of claim in any such proceeding, receive and collect any and all dividends or other payments or disbursements made thereon in whatever form the same may be paid or issued and apply the same on account of any of the Facility Obligations. Should any payment, distribution, security or instrument or proceeds thereof be received by any Grantor upon or with respect to the Intercompany Indebtedness prior to the satisfaction of all of the Facility Obligations (other than contingent indemnity obligations) and the termination of all financing arrangements among the Borrower and the Holders of Obligations, such Grantor shall receive and hold the same in trust, as trustee, for the benefit of the Holders of Obligations and shall forthwith deliver the same to the Agent, for the benefit of the Holders of Obligations, in precisely the form received (except for the endorsement or assignment of such Grantor where necessary), for application to any of the Facility Obligations, due or not due, and, until so delivered, the same shall be held in trust by such Grantor as the property of the Holders of Obligations. If any such Grantor fails to make any such endorsement or assignment to the Agent, the Agent or any of its officers or employees are irrevocably authorized to make the same. Each of the Grantors agrees that until the Facility Obligations (other than the contingent indemnity obligations) have been paid in full (in cash) and satisfied and all financing arrangements among the Borrower and the Holders of Obligations have been terminated, no Grantor will assign or transfer to any Person (other than the Agent) any claim any such Grantor has or may have against any Obligor.

     SECTION 4. Successors and Assigns. This Subordination Agreement is for the benefit of the Agent and the Holders of Obligations and their respective successors and permitted assigns and in the event of an assignment of any amounts payable under the Facility Agreements or the other Facility Loan Documents in accordance with the respective terms thereof, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Subordination Agreement shall be binding upon each of the Grantors and their respective successors and assigns.

     SECTION 5. Changes in Writing. Other than in connection with the addition of additional Subsidiaries of the Borrower which become parties hereto by executing an Addendum hereto in the form attached as Annex I, neither this Subordination Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by each of the Grantors and the Agent.

     SECTION 6. GOVERNING LAW. ANY DISPUTE BETWEEN ANY GRANTOR AND ANY AGENT OR ANY LENDER, OR ANY OTHER HOLDER OF OBLIGATIONS ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH, THIS SUBORDINATION AGREEMENT OR ANY OF THE OTHER FACILITY LOAN DOCUMENTS, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING, WITHOUT LIMITATION, 735 ILCS SECTION 105/5-1 ET SEQ., BUT


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OTHERWISE WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF
ILLINOIS.

     SECTION 7. CONSENT TO JURISDICTION; SERVICE OF PROCESS; JURY TRIAL.

     (A) EXCLUSIVE JURISDICTION. EXCEPT AS PROVIDED IN SUBSECTION (B), EACH OF THE PARTIES HERETO AGREES THAT ALL DISPUTES AMONG THEM ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH, THIS SUBORDINATION AGREEMENT OR ANY OF THE OTHER FACILITY LOAN DOCUMENTS WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED EXCLUSIVELY BY STATE OR FEDERAL COURTS LOCATED IN CHICAGO, ILLINOIS, BUT THE PARTIES HERETO ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF CHICAGO, ILLINOIS. EACH OF THE PARTIES HERETO WAIVES IN ALL DISPUTES BROUGHT PURSUANT TO THIS SUBSECTION (A) ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT CONSIDERING THE DISPUTE.

     (B) OTHER JURISDICTIONS. EACH OF THE GRANTORS AGREES THAT ANY AGENT, ANY LENDER OR ANY HOLDER OF OBLIGATIONS SHALL HAVE THE RIGHT TO PROCEED AGAINST SUCH GRANTOR OR ITS PROPERTY IN A COURT IN ANY LOCATION TO ENABLE SUCH PERSON TO (1) OBTAIN PERSONAL JURISDICTION OVER SUCH GRANTOR OR (2) ENFORCE A JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF SUCH PERSON. EACH OF THE GRANTORS AGREES THAT IT WILL NOT ASSERT ANY PERMISSIVE COUNTERCLAIMS IN ANY PROCEEDING BROUGHT BY SUCH PERSON TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF SUCH PERSON. EACH OF THE GRANTORS WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH SUCH PERSON HAS COMMENCED A PROCEEDING DESCRIBED IN THIS SUBSECTION (B).

     (C) SERVICE OF PROCESS. EACH OF THE GRANTORS WAIVES PERSONAL SERVICE OF ANY PROCESS UPON IT AND IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY WRITS, PROCESS OR SUMMONSES IN ANY SUIT, ACTION OR PROCEEDING BY THE MAILING THEREOF BY ANY AGENT OR THE HOLDERS OF OBLIGATIONS BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE GRANTORS IN CARE OF THE BORROWER AT THE ADDRESS PROVIDED FOR NOTICES TO THE BORROWER UNDER THE FACILITY AGREEMENTS. NOTHING HEREIN SHALL IN ANY WAY BE DEEMED TO LIMIT THE ABILITY OF ANY AGENT OR THE HOLDERS OF OBLIGATIONS TO SERVE ANY SUCH WRITS, PROCESS OR SUMMONSES IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW. EACH OF THE GRANTORS IRREVOCABLY WAIVES ANY OBJECTION (INCLUDING, WITHOUT LIMITATION, ANY OBJECTION OF THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON


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CONVENIENS) WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH
ACTION OR PROCEEDING WITH RESPECT TO THIS SUBORDINATION AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH IN ANY JURISDICTION SET FORTH ABOVE.

     (D) WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS SUBORDINATION AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH. EACH OF THE PARTIES HERETO AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SUBORDINATION AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

     (E) WAIVER OF BOND. EACH OF THE GRANTORS WAIVES THE POSTING OF ANY BOND OTHERWISE REQUIRED OF ANY PARTY HERETO IN CONNECTION WITH ANY JUDICIAL PROCESS OR PROCEEDING TO ENFORCE ANY JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF SUCH PARTY, OR TO ENFORCE BY SPECIFIC PERFORMANCE, TEMPORARY RESTRAINING ORDER, PRELIMINARY OR PERMANENT INJUNCTION, THIS SUBORDINATION AGREEMENT OR ANY OTHER FACILITY LOAN DOCUMENT.

     (F) ADVICE OF COUNSEL. EACH OF THE PARTIES REPRESENTS TO EACH OTHER PARTY HERETO THAT IT HAS DISCUSSED THIS SUBORDINATION AGREEMENT AND, SPECIFICALLY, THE PROVISIONS OF THIS SECTION 7, WITH ITS COUNSEL.

     SECTION 8. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Subordination Agreement. In the event an ambiguity or question of intent or interpretation arises, this Subordination Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Subordination Agreement.

     SECTION 9. Severability. Wherever possible, each provision of this Subordination Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Subordination Agreement shall be prohibited by or invalid under such law,


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such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Subordination Agreement.

     SECTION 10. Merger. This Subordination Agreement represents the final agreement of the Grantors with respect to the matters contained herein and may not be contradicted by evidence of prior or contemporaneous agreements, or subsequent oral agreements, between the Grantors and any Holder of Obligations or the Agent.

     SECTION 11. Headings. Section headings in this Subordination Agreement are for convenience of reference only and shall not govern the interpretation of any provision of this Subordination Agreement.

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         IN WITNESS WHEREOF, each of the undersigned Grantors has caused this
Subordination Agreement to be duly executed by its authorized officer as of the day and year first above written.



                                     AMERICAN NATIONAL CAN GROUP, INC.

                                     By:  Dennis M. Byrd
                                     Its:  Vice President and Treasurer


                                     PECHINEY NORTH AMERICA, INC.

                                     By:  Dennis M. Byrd
                                     Its:  Treasurer


                                     AMERICAN NATIONAL CAN COMPANY

                                     By:  Dennis M. Byrd
                                     Its:  Vice President and Treasurer



                                       S-1

                                 SIGNATURE PAGE TO SUBORDINATION AGREEMENT DATED
                                                                      JULY, 1999


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                       ANNEX I TO SUBORDINATION AGREEMENT

     Reference is hereby made to the Subordination Agreement (the "Subordination Agreement") made as of the 22nd day of July, 1999 by Pechiney North America, Inc., a Delaware corporation, American National Can Company, a Delaware corporation, American National Can Group, Inc., a Delaware corporation (collectively, the "Initial Grantors" and along with any other Subsidiaries of the Borrower which have become parties thereto and together with the undersigned, the"Grantors") in favor of the Agent, for the ratable benefit of the Holders of Obligations, under the Facility Agreements. Capitalized terms used herein and not defined herein shall have the meanings given to them in the Subordination Agreement. By its execution below, the undersigned [NAME OF NEW GRANTOR], a [corporation] [partnership] [limited liability company], agrees to become, and does hereby become, a Grantor under the Subordination Agreement and agrees to be bound by such Subordination Agreement as if originally a party thereto. By its execution below, the undersigned represents and warrants as to itself that all of the representations and warranties contained in Section 2 of the Subordination Agreement are true and correct in all respects as of the date hereof.

     IN WITNESS WHEREOF, [NAME OF NEW GRANTOR], a [corporation] [partnership] [limited liability company] has executed and delivered this Annex I counterpart to the Subordination Agreement as of this __________ day of _________, ____.


                                 [NAME OF NEW GRANTOR]


                                 By:_________________________________________

                                 Title:______________________________________












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